                                                                    EXHIBIT 10.2


================================================================================


                         REGISTRATION RIGHTS AGREEMENT


                          Dated as of October 28, 1997


                                     among


                          TRANSTEL PASS THROUGH TRUST
                                 as the Issuer


                                 TRANSTEL S.A.

                                 as the Company


                                      and


                          BT ALEX. BROWN INCORPORATED
                              as Initial Purchaser


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
1.   Definitions.....................................................       1

2.   Exchange Offer..................................................       6

3.   Shelf Registration..............................................      10

4.   Additional Interest.............................................      11

5.   Registration Procedures.........................................      13

6.   Registration Expenses...........................................      23

7.   Indemnification.................................................      24

8.   Rules 144 and 144A..............................................      28

9.   Underwritten Registrations......................................      29

10.  Miscellaneous...................................................      29

                                      (i)

                         REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (the "Agreement") is dated as of October 28, 1997, among Transtel Pass Through Trust, a special purpose Delaware business trust (the "Trust"), Transtel S.A., a sociedad anonima organized under
                     -----
the laws of the Republic of Colombia (the "Company"), and BT Alex. Brown
                                           -------
Incorporated (the "Initial Purchaser").
                   -----------------

          This Agreement is entered into in connection with the Purchase Agreement, dated October 21, 1997, among the Company, the Trust, Global Telecommunications Operations, Inc., and the Initial Purchaser (the "Purchase
                                                                     --------
Agreement") which provides for the sale by the Trust to the Initial Purchaser,
---------
and the purchase by the Initial Purchaser from the Trust, of $150,000,000 aggregate principal amount of the Trust's 12 1/2% Pass Through Trust Certificates due 2007 (the "Certificates"). The gross proceeds of the sale of
                            ------------
the Certificates will be used immediately upon issuance by the Trust to purchase $150,000,000 aggregate principal amount of the Company's 12 1/2% Senior Notes due 2007 (the "Notes"). In order to induce the Initial Purchaser to enter into
               -----
the Purchase Agreement, each of the Trust and the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees and assigns. The Company's and the Trust's execution and delivery of this Agreement is a condition precedent to the Initial Purchaser's obligation to purchase the Certificates under the Purchase Agreement.

          The parties hereby agree as follows:

          1.  Definitions.  As used in this Agreement, the following terms shall
              -----------
have the following meanings:

          "Additional Interest" has the meaning set forth in Section 4(a)
           -------------------
     hereof.

          "Advice" has the meaning set forth in the last paragraph of Section 5
           ------
     hereof.

          "Agreement" has the meaning set forth in the introductory paragraphs
           ---------
     hereto.

          "Applicable Period" has the meaning set forth in Section 2(b) hereof.
           -----------------


          "Business Day" means any day excluding Saturday, Sunday and any day
           ------------
     which shall be in the City of New York or the State of Delaware a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

          "Company" has the meaning set forth in the introductory paragraphs
           -------
     hereto.

          "Effectiveness Date" means, with respect to the Exchange Offer
           ------------------
     Registration Statement, the 210th day after the Issue Date and, with respect to the Shelf Registration Statement, the 60th day after delivery of the Shelf Notice.

          "Effectiveness Period" has the meaning set forth in Section 3(a)
           --------------------
     hereof.

          "Event Date" has the meaning set forth in Section 4(b) hereof.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the rules and regulations of the SEC promulgated thereunder.

          "Exchange Agent" means Marine Midland Bank, as exchange agent under
           --------------
     this Agreement with respect to the Exchange Offer.

          "Exchange Certificates" has the meaning set forth in Section 2(a)
           ---------------------
     hereof.

          "Exchange Offer" has the meaning set forth in Section 2(a) hereof.
           --------------

          "Exchange Offer Registration Statement" has the meaning set forth in
           -------------------------------------
     Section 2(a) hereof.

          "Filing Date" means with respect to the Exchange Offer Registration
           -----------
     Statement, the 150th day after the Issue Date and, with respect to the Shelf Registration Statement, the 30th day after delivery of the Shelf Notice.

          "Holder" means any holder of a Registrable Certificate or Registrable
           ------
     Certificates.

          "Indemnified Person" has the meaning set forth in Section 7(c) hereof.
           ------------------

          "Indemnifying Person" has the meaning set forth in Section 7(c)
           -------------------
     hereof.

          "Indenture" means the Indenture, dated as of October 28, 1997 between
           ---------
     the Company and Marine Midland Bank, as Indenture Trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          "Indenture Trustee" means Marine Midland Bank, as the trustee under
           -----------------
     the Indenture.

          "Initial Purchaser" has the meaning set forth in the introductory
           -----------------
     paragraphs hereto.

          "Inspectors" has the meaning set forth in Section 5(o) hereof.
           ----------

          "Issue Date" means the date on which the Certificates were sold to the
           ----------
     Initial Purchaser pursuant to the Purchase Agreement.

          "NASD" has the meaning set forth in Section 5(v) hereof.
           ----

          "Notes" has the meaning set forth in the introductory paragraphs
           -----
     hereto.

          "Participant" has the meaning set forth in Section 7(a) hereof.
           -----------

          "Participating Broker-Dealer" has the meaning set forth in Section
           ---------------------------
     2(b) hereof.

          "Pass Through Trustee" means Wilmington Trust Company, not on its
           --------------------
     individual capacity but solely as the pass through trustee under the Trust Agreement.

          "Person" means an individual, trustee, corporation, partnership, joint
           ------
     stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          "Private Exchange" has the meaning set forth in Section 2(b) hereof.
           ----------------

          "Private Exchange Certificates" has the meaning set forth in Section
           -----------------------------
     2(b) hereof.

          "Prospectus" means the prospectus included in any Registration
           ----------
     Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Agreement" has the meaning set forth in the introductory
           ------------------
     paragraphs hereto.

          "Records" has the meaning set forth in Section 5(o) hereof.
           -------

          "Registrable Certificates" means each Certificate upon original
           ------------------------
     issuance of the Certificate and at all times subsequent thereto, each Exchange Certificate as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Certificate upon original issuance thereof and at all times subsequent thereto, until in the case of any such Certificate, Exchange Certificate or Private Exchange Certificate, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Certificate as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Certificate, Exchange Certificate or such Private Exchange Certificate, as the case may be, having been declared effective by the SEC and such Certificate, Exchange Certificate or such Private Exchange Certificate, as the case may be, having been disposed of in accordance with such effective Registration Statement, (ii) such Certificate, Exchange Certificate or Private Exchange Certificate, as the case may be, being eligible for sale to the public pursuant to Rule 144, (iii) such Certificate having been exchanged for an Exchange Certificate pursuant to an Exchange Offer which may be resold without restriction under state and federal securities laws, or (iv) such Certificate, Exchange Certificate or Private Exchange Certificate, as the case may be, ceasing to be outstanding for purposes of the Trust Agreement.

          "Registration Default" has the meaning set forth in Section 4(a)
           --------------------
     hereof.

          "Registration Statement" means any registration statement of the
           ----------------------
     Company, including, but not limited to, the Exchange Offer Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 415" means Rule 415 promulgated under the Securities Act, as
           --------
     such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          "Rule 144" means Rule 144 promulgated under the Securities Act, as
           --------
     such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" means Rule 144A promulgated under the Securities Act, as
           ---------
     such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          "SEC" means the U.S. Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations of the SEC promulgated thereunder.

          "Shelf Notice" has the meaning set forth in Section 2(c) hereof.
           ------------

          "Shelf Registration Statement" has the meaning set forth in Section
           ----------------------------
     3(a) hereof.

          "Subsequent Shelf Registration Statement" has the meaning set forth in
           ---------------------------------------
     Section 3(b) hereof.

          "TIA" means the Trust Indenture Act of 1939, as amended.
           ---

          "Trust Agreement" means the Amended and Restated Trust Agreement,
           ---------------
     dated as of October 28, 1997, among the Company and Wilmington Trust Company, as Pass Through Trustee, and Marine Midland Bank, as registrar and paying agent thereunder, pursuant to which the Certificates are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          "underwritten registration" or "underwritten offering" means a
           -------------------------      ---------------------
     registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          2.  Exchange Offer.   (a)  The Company, together with the Trust,
              --------------
shall, at the Company's expense, use its best efforts to file with the SEC no later than the Filing Date, a registration statement under the Securities Act with respect to a registered offer to exchange (the "Exchange Offer") any and
                                                     --------------
all of the Registrable Certificates (other than Private Exchange Certificates, if any) for a like aggregate principal amount of certificates issued by the Trust which are identical in all material respects to the Certificates (the "Exchange Certificates"), except that the Exchange Certificates shall have been
 ---------------------
registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon, and which are entitled to the benefits of the Trust Agreement or a trust agreement which is identical in all material respects to the Trust Agreement. Each Exchange Certificate will represent a pro rata interest in any and all of the assets and held by the Trust from time to time, including the Notes and all payments of principal, interest and premium, if any, and additional amounts, if any, made in respect of the Notes. The Exchange Certificates shall be registered under the Securities Act on an appropriate form (the "Exchange Offer Registration Statement") and the
                             -------------------------------------
Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Company and the Trust shall use its best efforts to cause the Exchange Offer Registration Statement to be declared effective by the SEC under the Securities Act on or before the Effectiveness Date. Upon the Exchange Offer Registration Statement being declared effective, the Trust shall offer the Exchange Certificates in exchange for the surrender of the Certificates. The Company shall use its best efforts to keep the Exchange Offer open for at least 30 calendar days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders. For purposes of this Section 2(a) only, if after such Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Certificates pursuant to the Exchange Offer is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent and warrant that any Exchange Certificate received by such Holder in connection with the Exchange Offer will be acquired by such Holder in the ordinary course of such Holder's business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Certificates in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company or the Trust within the meaning of the Securities Act or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable
                   ------- --------
Certificates that are Private Exchange Certificates and Exchange Certificates held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Certificates pursuant to Section 3 hereof (other than Private Exchange Certificates and other than in respect of any Exchange Certificates as to which clause 2(c)(iv) hereof applies). No securities other than the Exchange Certificates shall be included in the Exchange Offer Registration Statement.

          (b) The Company shall include within the Prospectus included in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reason ably acceptable to the Initial Purchaser in form and substance, which shall contain a summary statement of the positions taken or policies made by the Staff of the Division of Corporation Finance of the SEC (the "Staff") with
                                                              -----
respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Certificates received by such broker-dealer pursuant to the Exchange Offer (a

"Participating Broker-Dealer"), whether such positions or policies have been
 ---------------------------
publicly disseminated by the Staff or whether such positions or policies, in the judgment of the Initial Purchaser, represent the prevailing views of the Staff. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may offer and resell the Exchange Certificates.

          The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein as may be required by the Securities Act, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Certificates; provided, however, that such period shall not exceed
                           --------  -------
180 days after the Exchange Offer Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
              -----------------

          If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Certificates acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the Exchange Offer, the Company upon the request of the Initial Purchaser or any such Holder shall simultaneously with the delivery of the Exchange Certificates in the Exchange Offer, issue and deliver to the Initial Purchaser and any such Holder, in exchange (the "Private Exchange") for such Certificates held by such Initial
               ----------------
Purchaser and any such Holder, a like principal amount of certificates issued by the Trust that are identical in all material respects to the Exchange Certificates (the "Private Exchange Certificates") (and which are entitled to
                   -----------------------------
the benefits of the Trust Agreement or a trust agreement which is identical in all material respects to the Trust Agreement); provided, however, the Company
                                               --------  -------
shall not be required to effect such exchange if, in the written opinion of counsel for the Company (a copy of which shall be in form and substance reasonably satisfactory to the Initial Purchaser and be delivered to the Initial Purchaser and any Holder affected thereby), such exchange cannot be effected without registration under the Securities Act. The Private Exchange Certificates shall bear the same CUSIP number as the Exchange Certificates.

          Interest on the Senior Notes underlying the Exchange Certificates and the Private Exchange Certificates will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Senior Notes underlying the surrendered Certificates surrendered in exchange therefor or (ii) if the Certificates are surrendered for exchange on a date in a period which includes the record date for an interest payment date on such Senior Notes to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on such Senior Notes, from the Issue Date.

          In connection with the Exchange Offer, the Company, on behalf of the Trust, shall:

          (i) mail to each Holder a copy of the Prospectus included in Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (iii) permit Holders to withdraw tendered Certificates at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (iv) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (i) accept for exchange all Certificates tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (ii) deliver to the Pass Through Trustee for cancellation all Certificates so accepted for exchange; and

          (iii) cause the Pass Through Trustee to authenticate and deliver promptly to each Holder of Certificates, Exchange Certificates or Private Exchange Certificates, as the case may be, equal in principal amount to the Certificates of such Holder so accepted for exchange.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or the Private Exchange, as the case may be, does not violate applicable law, rule, regulation or any applicable interpretation of the Staff, (ii) no action or proceeding is instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company or the Trust to proceed with the Exchange Offer or the Private Exchange and no material adverse development has occurred in any existing action or proceeding with respect to the Company or the Trust and (iii) all U.S. governmental approvals have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange.

          The Exchange Certificates and the Private Exchange Certificates may be issued under (i) the Trust Agreement or (ii) a trust agreement identical in all material respects to the Trust Agreement, which in either event shall provide that the Exchange Certificates shall not be subject to the transfer restrictions set forth in the Trust Agreement. The Trust Agreement or such trust agreement shall provide that the Exchange Certificates, the Private Exchange Certificates and the Certificates shall vote and consent together on all matters as one class and that neither the Exchange Certificates, the Private Exchange Certificates or the Certificates will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law, rule, regulation or in currently prevailing interpretations of the Staff, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 240 days of the Issue Date, (iii) any holder of Private Exchange Certificates so requests within 210 days after the consummation of the Private Exchange, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Certificates on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company or the Trust within the meaning of the Securities Act) and so notifies the Company within 60 days after such Holder first becomes aware of any such restriction and provides the Company with a reasonable basis for its conclusion, in the case of each of clauses (i), (ii),
(iii) and (iv) of this sentence, then the Company shall promptly deliver to the Holders of Registrable Certificates and the Pass Through Trustee written notice thereof (the "Shelf Notice") and shall use its best efforts to file a Shelf
              ------------
Registration Statement pursuant to Section 3 hereof.

          3.  Shelf Registration.  If a Shelf Notice is delivered as
              ------------------
contemplated by Section 2(c) hereof, then:

          (a)  Shelf Registration.  The Company, together with the Trust, shall,
               ------------------
at the Company's expense, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Certificates (the "Shelf Registration Statement"). If the
                                   ----------------------------
Company shall not have filed an Exchange Offer Registration Statement, the Company shall use its best efforts to file with the SEC the Shelf Registration Statement as promptly as practicable, but no later than the Filing Date. The Shelf Registration Statement shall be on Form F-1 or another appropriate form permitting registration of such Registrable Certificates for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Certificates to be included in the Shelf Registration Statement or any Subsequent Shelf Registration Statement.

          The Company shall use its best efforts to cause the initial Shelf Registration Statement to be declared effective by the SEC under the Securities Act on or prior to the Effectiveness Date after the delivery of the Shelf Notice and to keep the Shelf Registration Statement continuously effective under the Securities Act until the second anniversary of its effective date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness
                                                                   -------------
Period"), or such shorter period ending when (i) all Registrable Certificates
------
covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Certificates has been declared effective by the SEC under the Securities Act; provided, however, that the Effectiveness Period in respect of the initial Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirement of Rule 174 under the Securities Act and as otherwise provided herein.

          (b)  Subsequent Shelf Registrations.  If the initial Shelf
               ------------------------------
Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Registrable Certificates registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Certificates (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration
 ---------------------------------------
Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective by the SEC under the Securities Act as soon as practicable after such filing and to keep such Shelf Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Shelf Registration Statement or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration
                                                            ------------------
Statement" means the Shelf Registration Statement and any Subsequent Shelf
---------
Registration Statement.

          (c)  Supplements and Amendments.  The Company shall promptly
               --------------------------
supplement and amend the Shelf Registration Statement (including any prospectus contained therein) if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Certificates covered by such Shelf Registration Statement or by any underwriter of such Registrable Certificates.

          4.   Additional Interest.  (a)  The Company and the Initial Purchaser
               -------------------
agree that the Holders of Certificates will suffer damages if either of the Company or the Trust fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") (which
                                            -------------------
Additional Interest will be paid by the Company to the Trust and distributed by the Trust to the Holders of the Certificates) under the circumstances and to the extent set forth below (each such event referred to in clauses (i) through
(iii) below, a "Registration Default" and each of which shall be given
                --------------------
independent effect):

               (i) if the Exchange Offer Registration Statement has not been filed on or prior to the Filing Date, then commencing on the 151st day after the Issue Date, Additional Interest shall accrue on the Notes (and, therefore, the

     Certificates) over and above the accrued interest on the Notes (and therefore the Certificates) at a rate of 0.50% per annum for the first 90 days immediately following such 151st day;

             (ii) if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date, then commencing on the 211th day after the Issue Date, Additional Interest shall accrue on the Notes (and, therefore, the Certificates) over and above the accrued interest at a rate of 0.50% per annum for the first 90 days immediately following such 211th day; and

             (iii) if (A) the Trust has not exchanged Exchange Certificates for all Certificates validly tendered in accordance with the terms of the Exchange Offer, (B) the Shelf Registration Statement has not been filed on or prior to the Filing Date, (C) the Shelf Registration Statement is not declared effective on or prior to the 60th day following the delivery of the Shelf Notice or (D) the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, has been declared effective and ceases to be effective, then Additional Interest shall accrue on the Notes (and, therefore, the Certificates) over and above the accrued interest at a rate of 0.50% per annum for the first 90 days commencing on the day after such Registration Default;

such Additional Interest rate, in the case of each of (i), (ii) and (iii) above, to increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; provided, however, that in no event shall the amount of
               --------  -------
Additional Interest exceed 2.00% in the aggregate pursuant to this Section 4; provided further, that (A) upon the filing of the Exchange Offer Registration
----------------
Statement (in the case of clause (i) of this Section 4(a)), (B) upon the effectiveness of the Exchange Offer Registration Statement (in the case of clause (ii) of this Section 4(a)), or (C) upon the exchange of Exchange Certificates for all Certificates tendered (in the case of clause (iii)(A) of this Section 4(a)), or upon the filing of a Shelf Registration Statement (in the case of clause (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration Statement (in the case of clause (iii)(C) of this Section 4(a)), or upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, which had ceased to remain effective (in the case of clause (iii)(D) of this Section 4(a)), Additional Interest on the Notes (and, therefore, the Certificates) as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue until such time as the Shelf Registration Statement, or the Exchange Offer Registration Statement, as the case may be, shall again cease to remain effective whereupon the Additional Interest shall resume to accrue in the manner and for the time periods specified in this Section 4(a).

          (b) The Company shall notify the Pass Through Trustee and the Indenture Trustee of a Registration Default within one business day after any such Registration Default (an "Event Date"). Any amounts of Additional Interest
                               ----------
due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each May 1 and November 1 (to the holders of record on the April 15 and October 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable rate of Additional Interest by the principal amount of the Registrable Certificates, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

          5.   Registration Procedures.  In connection with the filing of any
               -----------------------
Registration Statement pursuant to Section 2 or 3 hereof, the Company and the Trust shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company and the Trust hereunder, the Company and the Trust shall:

          (a) Prepare and file with the SEC on or prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (i) such filing is to be made pursuant to
     --------  -------
     Section 3 hereof, or (ii) a Prospectus contained in an Exchange Offer Registration Statement to be filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, before filing any such Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Holders of a majority in aggregate principal amount of the Registrable Certificates (the "Holders' Counsel"), counsel for such
                                    ----------------
     Participating Broker-Dealer and the managing underwriters, if any, and the Holders of the Registrable Certificates covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing, or such later date as is reasonable under the circumstances). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Certificates covered by such Registration Statement and the Holders' Counsel, or any such Participating Broker-Dealer and its counsel, as the case may be, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented as required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Certificates covered thereby or Participating Broker-Dealers seeking to sell Exchange Certificates not being able to sell such Registrable Certificates or such Exchange Certificates during that period unless such action is required by applicable law.

          (c)  If (i) a Shelf Registration Statement is filed pursuant to
     Section 3 hereof, or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, notify the selling Holders of Registrable Certificates and Holders' Counsel, or each such Participating Broker-Dealer and their counsel, as the case may be, and the managing underwriters, if any, promptly (but in any event within two business days), (i) when a Prospectus or any Prospectus supplement or post-effective amendment thereto has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment thereto including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Certificates or resales of Exchange Certificates by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof, to the knowledge of the Company, cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Certificates or the Exchange Certificates to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, or any information becoming known that makes any statement made in such Registration Statement, or any post-effective amendment thereto, Prospectus or any supplement or post-effective amendment thereto, or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d)  If (i) a Shelf Registration Statement is filed pursuant to
     Section 3 hereof, or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Certificates or the Exchange Certificates to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Certificates being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a supplement to the Prospectus or post-effective amendment thereto such information as the managing underwriter or underwriters (if any), their counsel, such Holders, Holders' Counsel, any Participating Broker-Dealer or their counsel determine is reasonably necessary to be included therein, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f)  If (i) a Shelf Registration Statement is filed pursuant to
     Section 3 hereof, or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, furnish to each selling Holder of Registrable Certificates, Holders' Counsel and to each such Participating Broker-Dealer who so requests and its counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g)  If (i) a Shelf Registration Statement is filed pursuant to
     Section 3 hereof, or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, deliver to each selling Holder of Registrable Certificates and Holders' Counsel, or each such Participating Broker-Dealer and its counsel, as the case may be, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Certificates or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Certificates covered by, or the sale by Participating Broker-Dealers of the Exchange Certificates pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Certificates or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, use its best efforts to cooperate with the selling Holders of Registrable Certificates and Holders' Counsel or each such Participating Broker-Dealer and its counsel, as the case may be, the managing underwriter or underwriters, if any, and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where Exchange Certificates held by
              --------  -------
     Participating Broker-Dealers or Registrable Certificates are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Certificates held by Participating Broker-Dealers or the Registrable Certificates covered by the applicable Registration Statement; provided,
                                                                    --------
     however, that the Company shall not be required (A) to qualify generally
     -------
     to do business in any jurisdiction where it is not then so qualified, (B) to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) to subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Certificates and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Certificates to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Certificates to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

          (j) Use its best efforts to cause the Registrable Certificates covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Certificates, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such registration statement and the granting of such approvals.

          (k)  If (i) a Shelf Registration Statement is filed pursuant to
     Section 3 hereof, or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Certificates being sold thereunder or to the purchasers of the Exchange Certificates to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its best efforts to cause the Registrable Certificates covered by a Registration Statement or the Exchange Certificates, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Certificates covered by such Registration Statement or the Exchange Certificates, as the case may be, or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Certificates, (i) provide the Pass Through Trustee with certificates for the Registrable Certificates in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Certificates.

          (n) In connection with any underwritten offering of Registrable Certificates pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Registrable Certificates and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Certificates and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Registrable Certificates, and confirm the same in writing if and when requested; (ii) use best efforts to obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such
      ------------
     other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Certificates covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section.

     The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o) If (i) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Certificates during the Applicable Period, make available for inspection by any selling Holder of such Registrable Certificates being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Certificates, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the
                                                     ----------
     offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and each of its subsidiaries (collectively, the "Records")
                                                                     -------
     as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that all information shall be
                             --------  -------
     kept confidential by each such Inspector, except to the extent that (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder; provided, however, that prior
                                               --------  -------
     notice be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clause (ii) or this clause (iii) to permit the Company to obtain a protective order (or waive the provisions of this paragraph (o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holders or any Inspector, or
     (iv) the information in such Records otherwise has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer unless and until such information is generally available to the public. Each selling Holder of such Registrable Certificates and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

          (p) Provide a pass through trustee for the Registrable Certificates or the Exchange Certificates, as the case may be.

          (q) Cause the Indenture for the Notes to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Certificates; and in connection therewith, cooperate with the Indenture Trustee under the Indenture and the Holders of the Registrable Certificates, to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause the Indenture Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

          (r) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Certificates are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (s) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company, in a form customary for under written transactions, addressed to the Pass Through Trustee for the benefit of all Holders of Registrable Certificates participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Certificates or Private Exchange Certificates, as the case may be, and the related trust agreement constitute legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their respective terms, subject to customary exceptions and qualifications.

          (t) Upon consummation of an Exchange Offer or Private Exchange, obtain an opinion of counsel to the Company, addressed to the Pass Through Trustee for the benefit of all Holders of Registrable Certificates participating in the Exchange Offer or a Private Exchange, as the case may be, that the Trust is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, and the rules and registrations thereunder.

          (u) If an Exchange Offer or a Private Exchange is to be consummated upon delivery of the Registrable Certificates by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Certificates or the Private Exchange Certificates, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Certificates that such Registrable Certificates are being cancelled in exchange for the Exchange Certificates or the Private Exchange Certificates, as the case may be; in no event shall such Registrable Certificates be marked as paid or otherwise satisfied.

          (v) Cooperate with each seller of Registrable Certificates covered by any Registration Statement, Holders' Counsel and each underwriter, if any, participating in the disposition of such Registrable Certificates and its counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                                                            ----

          (w) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Certificates and/or Registrable Certificates covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Certificates as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Certificates as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Certificates of any seller who fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any registration pursuant to a Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Registrable Certificates and each Participating Broker-Dealer agrees by acquisition of such Registrable Certificates or Exchange Certificates to be sold by such Participating Broker-Dealer, as case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Certificates covered by such Registration Statement or Prospectus or Exchange Certificates to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the
                                                ------
use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company all copies, other than permanent file copies, then in such Holder's or Participating Broker-Dealer's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Certificates covered by such Registration Statement or Exchange Certificates to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

          6.  Registration Expenses.  (a)  All fees and expenses incident to the
              ---------------------
performance of or compliance with this Agreement by the Company or the Trust shall be borne by the Company whether or not the Exchange Offer is consummated or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering, (B) fees with respect to filings with the SEC, and (C) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Certificates or Exchange Certificates and determination of the eligibility of the Registrable Certificates or Exchange Certificates for investment under the laws of such jurisdictions (x) where the holders of Registrable Certificates are located, in the case of the Exchange Certificates, or (y) as provided in Section 5(h) hereof, in the case of Registrable Certificates or Exchange Certificates to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Certificates or Exchange Certificates in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Certificates included in any Registration Statement or in respect of Registrable Certificates or Exchange Certificates to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company, the Exchange Agent, the Indenture Trustee, the Trust and the Pass-Through Trustee and reasonable fees and disbursements of Holders' counsel (subject to the provisions of Section 6(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters
                                                   ------------
required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desires such insurance,
(viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement and (xiii) fees and expenses of the Pass Through Trustee, Indenture Trustee, and the Exchange Agent.

          (b) The Company shall reimburse the Holders of the Registrable Certificates being registered in a Shelf Registration Statement for the reasonable fees and disbursements of Holders' counsel (in addition to appropriate local counsel) and other out-of-pocket expenses of such Holders of Registrable Certificates incurred in connection with the registration and sale of the Registrable Certificates.

          7.  Indemnification.  (a)  The Company agrees to indemnify and hold
              ---------------
harmless each Holder of Registrable Certificates and each Participating Broker-Dealer selling Exchange Certificates during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (each, a "Participant"), from and against any and
                                         -----------
all losses, claims, damages and liabilities (including, without limitation, and subject to Section 7(c) below, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any pre-
liminary Prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that the Company shall not be required to indemnify
         --------  -------
any such Person if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Certificates or Exchange Certificates which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Certificates or Exchange Certificates sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement. Any amounts advanced to an Indemnified Person (as hereafter defined) pursuant to this Section 7 shall be promptly refunded if it shall be finally determined that such Indemnified Person was not entitled to such indemnification.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Certificates or Exchange Certificates giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the
                              ------------------
Person against whom such indemnity may be sought (the "Indemnifying Person") in
                                                       -------------------
writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnified Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided,
                                                                       --------
however, that the failure to so notify the Indemnifying Person shall not relieve
-------
it of any obligation or liability which it may have hereunder or otherwise unless and only to the extent that it is directly and materially prejudiced by such failure and the Company was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person or any affiliate and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any appropriate local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly after receipt of the invoice therefor as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Certificates and Exchange Certificates sold by all such Participants and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the second sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying
                                      --------  -------
Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement or compromise (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to (other than by reason of exceptions provided therein), or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Certificates or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Certificates received by the Company bears to the total proceeds received by such Participant from the sale of Registrable Certificates or Exchange Certificates, as the case may be. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such

Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Certificates or Exchange Certificates, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8.   Rules 144 and 144A.  The Company covenants that it will file the
               ------------------
reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of Holders of a majority in aggregate principal amount of Registrable Certificates, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants, for so long as any Registrable Certificates remain outstanding, to make available to any Holder or beneficial owner of Registrable Certificates in connection with any sale thereof and any prospective purchaser of such Registrable Certificates from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Certificates pursuant to Rule 144A.


          9.   Underwritten Registrations.  If any of the Registrable
               --------------------------
Certificates covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Certificates included in such offering and reasonably acceptable to the Company.


          No Holder of Registrable Certificates may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Certificates on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.


          10.  Miscellaneous.
               -------------


          (a)  No Inconsistent Agreements.  The Company has not, as of the date
               --------------------------
hereof, and the Company shall not after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Certificates in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. The Company has not entered and will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.


          (b)  Adjustments Affecting Registrable Certificates.  The Company
               ----------------------------------------------
shall not, directly or indirectly, take any action with respect to the Registrable Certificates as a class that would adversely affect the ability of the Holders of Registrable Certificates to include such Registrable Certificates in a registration undertaken pursuant to this Agreement.


          (c)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Certificates and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Certificates held by all Participating Broker-Dealers; provided, however, that Section 7 and
                                          --------  -------
this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Certificates or Exchange Certificates, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Certificates whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Certificates may be given by Holders of at least a majority in aggregate principal amount of the Registrable Certificates being sold by such Holders pursuant to such Registration Statement.


          (d)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile; provided, however, that no notice or communication provided for or permitted hereunder to or from the Company or to or from any Holder (if such Holder is located in the Republic of Colombia at the time such notice or communication is given) may be made by mail:


          (i) if to a Holder of the Registrable Certificates or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Trust Agreement, with a copy in like manner to the Initial Purchaser as follows:


                 BT Alex. Brown Incorporated
                 Bankers Trust Plaza
                 130 Liberty Street
                 New York, New York  10006
                 Facsimile No.:  (212) 250-7200
                 Attention:  Finance Transaction Management


          (ii)   if to the Initial Purchaser, at the address specified in
     Section 10(d)(i);


          (iii)  if to the Company, at the addresses as follows:


                 Transtel S.A.

                 Calle 19N, No. 2-29
                 Oficina 501A
                 P.O. Box 3360
                 Cali, Colombia
                 Facsimile No.:  (572) 667-5423
                 Attention:  Guillermo Lopez, President


          (iv)   if to the Pass Through Trustee, at the addresses as follows:

                 Wilmington Trust Company
                 Rodney Square North
                 1100 North Market Street
                 Wilmington, Delaware  19890-0001
                 Facsimile No.:  (302) 651-8882
                 Attention:  Corporate Trust Administration


          (v)    if to the Indenture Trustee, at the addresses as follows:


                 Marine Midland Bank
                 140 Broadway, 12th Floor
                 New York, New York  10005


                 Facsimile No.:  212-658-6425
                 Attention:  Corporate Trust Department-Transtel
                             Robert Conrad


          All such notices and communications shall be deemed to have been duly given and received: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile; provided, however, that in the case of notices and communications given to or by the Company or to or by any Holder (if such Holder is located in the Republic of Colombia at the time such notice or communication is given) by next-day air courier, such notice or communication shall be deemed to have been duly given and received upon acknowledgment of receipt by the recipient thereof.


          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Pass Through Trustee at the address set forth above and in the manner specified above. All notices and communications given hereunder shall be in English or accompanied by an English translation.


          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however,
                                                          --------  -------
that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless such successor or assign holds Registrable Certificates.


          (f)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


          (g)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.


          (h)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.


          (i)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.


          (j)  Third Party Beneficiaries.  Holders of Registrable Certificates,
               -------------------------
all Indemnified Persons entitled to indemnification under Section 7 and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.


          (k)  Entire Agreement.  This Agreement, together with the Purchase
               ----------------
Agreement, the Indenture and the Trust Agreement, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.


          (l)  Underwriting Agreement.  Notwithstanding the provisions of
               ----------------------
Sections 3(d), 5, 6 and 7, in the event of a Shelf Registration pursuant to
Section 3 hereof, to the extent that the Holders of Registrable Certificates shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections with substantially similar effect, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to the registration of securities being effected in connection with such underwriting or similar agreement.


          (m)  Termination.  This Agreement shall terminate and be of no further
               -----------
force or effect when there shall not be any Registrable Certificates, except that the provisions of Section 4, 6, 7 and Sections 10(h) and (j) shall survive any such termination.


          (n)  Consent to Jurisdiction; Waiver of Immunity.  Each of the parties
               -------------------------------------------
hereto irrevocably agrees that any legal dispute, action or proceeding arising out of or based upon this Agreement may be instituted in any New York State or U.S. Federal court sitting in the Borough of Manhattan, New York City, New York, U.S.A. (each a "New York Court" and collectively, the "New York Courts"), irrevocably waives, to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue to any such proceeding and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation Systems, Inc., 1633 Broadway, New York, New York 10019, as its authorized agent ("Authorized Agent") to receive on its behalf service of copies of the summons and complaints and any other process which may be served in any legal suit, action or proceeding arising out of or relating to this Agreement which may be instituted in any federal or state court sitting in The City of New York, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointments shall be irrevocable for a period of three years from the date of this Agreement. Such service may be made by delivering a copy of such process to the Company in care of the Authorized Agent at the address specified above for the Authorized Agent and obtaining a receipt therefor, and the Company hereby irrevocably authorizes and directs such Authorized Agent to accept such service on its behalf. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and agrees that service of process in such manner upon the Authorized Agent shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. The Company further agrees to take any and all actions as may be necessary to maintain such designation and appointment of such Authorized Agent in full force and effect. If the Authorized Agent shall cease to act as the Company's agent in The City of New York for service of process, the Company shall appoint without delay another such agent and notify the Escrow Agent of such appointment.


          (o) To the extent that the Company or any of its revenues, assets or properties shall be entitled, with respect to any proceeding at any time brought against the Company or any of its revenues, assets or properties or with respect to any suit, action or proceeding at any time brought for the purpose of enforcing or executing any judgment in any jurisdiction in which any specified court or other court is located, to any immunity from suit, from the jurisdiction of any such court, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent of such immunity, the Company irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction (including without limitation, the Foreign Sovereign Immunities Act of 1976 of the United States).


          (p)  Limitation of Liability of Wilmington Trust Company.  It is
               ---------------------------------------------------
expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Transtel Pass Through Trust under the Trust Agreement dated as of October 28, 1997, among the Pass Through Trustee, the Company and Marine Midland Bank, as registrar and paying agent thereunder, in the exercise of the powers and authority conferred and vested in it therein,
(b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust Company, individually or personally, to perform any covenant either express or implied herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related document.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreements as of the date first written above.



                                      TRANSTEL PASS THROUGH TRUST, as the Issuer



                                      By Wilmington Trust Company,
                                        not in its individual capacity but
                                        solely as Pass Through Trustee


                                      By /s/ JAMES P. LAWLER
                                        ----------------------------------------
                                        Name: JAMES P. LAWLER
                                        Title: Vice President



                                      TRANSTEL S.A., as the Company



                                      By /s/ Guillermo O. Lopez
                                        ----------------------------------------
                                        Name: Guillermo O. Lopez
                                        Title: President



                                      BT ALEX. BROWN INCORPORATED, as Initial
                                      Purchaser



                                      By /s/ George A, Ordonez
                                         ---------------------------------------
                                         Name: George A, Ordonez
                                         Title: Vice President